UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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TABLE TRAC, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Table Trac, Inc.

6101 Baker Road, Suite 206
Minnetonka, Minnesota 55345

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 15, 2011

TO THE STOCKHOLDERS OF TABLE TRAC, INC.:

Please Take Notice that Table Trac, Inc. (the “Company”) will hold its Annual Meeting of Stockholders at the offices of Maslon Edelman Borman & Brand, LLP, 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, on Wednesday June 15, 2011 at 9:30 a.m. local time, or at any adjournment or adjournments thereof. We are holding the meeting for the purpose of considering and taking appropriate action with respect to the following:

1.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for fiscal year 2011;
2.	To elect directors to the Company’s Board of Directors that have been nominated by a Company stockholder; and
3.	Upon such other business as may properly come before the meeting or any adjournments thereof.

Holders of record of our common stock at the close of business on May 19, 2011 will be entitled to vote at the meeting or any adjournments thereof. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting. A copy of the Annual Report for the year ended December 31, 2010 also accompanies this Notice.

You can vote your shares by completing and returning the enclosed proxy card. In addition, most stockholders can also vote over the Internet or (if you hold your shares in “street name”) by telephone. If the Internet and telephone voting are available to you, you can find voting instructions in the materials accompanying the Proxy Statement.

By Order of the Board of Directors,

ROBERT R. SIQVELAND
Secretary

May 26, 2011

TABLE TRAC, INC.

6101 Baker Road, Suite 206
Minnetonka, Minnesota 55345

PROXY STATEMENT

2011 ANNUAL MEETING OF STOCKHOLDERS
to be held on June 15, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Table Trac, Inc. (“Table Trac,” the “Company,” “we,” “our” or “us”) for use at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Maslon Edelman Borman & Brand, LLP, 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, on Wednesday June 15, 2011 at 9:30 a.m. local time, or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

1.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for fiscal year 2011;
2.	To elect directors to the Company’s Board of Directors that have been nominated by a Company stockholder;
3.	Upon such other business as may properly come before the meeting or any adjournments thereof.

This Proxy Statement and the enclosed proxy card are first being mailed or given to stockholders on or about May 26, 2011.

Proxies and Voting Procedures

Only holders of record of our common stock at the close of business on May 19, 2011 (the “record date”), will be entitled to vote at the Annual Meeting or any adjournments thereof. There were 4,623,305 shares of our common stock outstanding on the record date. Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon; provided, however, that if no direction is given by a stockholder who returns a properly executed proxy, the shares will be voted as recommended by the Company’s Board of Directors. If a stockholder abstains from voting on any matter, the abstention will be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business as well as shares entitled to vote on that matter. Under Section 320 of the Nevada General Corporation Law (Chapter 78 of the Nevada Revised Statutes), the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for ratification and approval of each proposal contained in this Proxy Statement, other than the election of directors. For the election of directors, director-nominees are approved upon their receipt of a plurality of votes cast at the meeting. Accordingly, an abstention on any matter (other than the election of directors) will have the same effect as a vote against that matter. In the case of the election of directors (who are elected by a plurality of votes cast), an abstention is the equivalent of simply not casting a vote.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Broker non-votes on a matter are counted as present for purposes of establishing a quorum for the Annual Meeting, but are not considered entitled to vote on that particular matter. Consequently, broker non-votes generally do not have the same effect as a negative vote on the matter.

Each stockholder who signs and returns a proxy card in the form enclosed with this Proxy Statement may revoke the proxy at any time prior to its use by giving notice of such revocation to our Secretary in writing, in open meeting, or by executing and delivering a new proxy card to our Secretary. Unless so revoked, the shares represented by each proxy card will be voted at the Annual Meeting and at any adjournments thereof. A stockholder’s mere presence at the Annual Meeting does not revoke any proxy that the stockholder has previously delivered.

Please note that if you are a beneficial owner of shares registered in the name of your broker, bank, custodian, nominee or other agent (commonly referred to as holding your shares in “street name”), you will have received a voting instruction form with these proxy materials from that organization rather than from the Company. In such a case, you should complete and mail the voting instruction form as instructed by your broker, bank, custodian, nominee or other agent to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank, custodian, nominee or other agent. If you hold your shares in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank, custodian, nominee or other agent. To do so, follow the instructions you received with these proxy materials, or contact your broker, bank, custodian, nominee or other agent to request a legal proxy form. You may also request a legal proxy at www.proxyvote.com.

The Board of Directors recommends that you vote “FOR” proposal one set forth below. The Board of Directors has not, however, nominated any directors to serve on the Board of Directors relative to proposal two below. The only nominees for election to the Board of Directors have been nominated by a stockholder of the Company. The Board of Directors makes no recommendation as to the persons nominated by the proposing stockholder.

The Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, and the Company’s bylaws (which contain advance notice provisions relating to stockholder proposals) prohibit stockholders from presenting other matters to the Annual Meeting since the Company has previously announced through an 8-K filing with the United States Securities and Exchange Commission that the deadline for timely submitting stockholder proposals relative to the Annual Meeting was Monday, May 16, 2011. Should it, however, be finally determined that another matter is properly presented at the Annual Meeting (or if the Company determines to allow another matter to be presented at the Annual Meeting), all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders to the extent permitted by applicable law.

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal One)

Our Board of Directors is committed to the quality, integrity and transparency of the Company’s financial reports. Independent auditors play an important part in our system of financial control. Our Board of Directors has appointed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as our independent registered public accounting firm for the fiscal year ending December 31, 2011. A representative of Baker Tilly is expected to attend the Annual Meeting and will be available to make statements and respond to questions from stockholders.

If the stockholders do not ratify the appointment of Baker Tilly, the Board of Directors may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of Baker Tilly by the stockholders, the Board of Directors may, in its discretion, direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the Board of Directors determines that such a change would be in the best interests of the Company.

Fees Billed to Company by Independent Registered Public Accounting Firm

Baker Tilly acted as the Company’s independent registered public accounting firm since 2010. The following table details the fees billed to the Company by Baker Tilly in 2010 and the fees billed by Moquist Thorvilson Kaufmann Kennedy and Pieper, LLC, the Company’s former independent auditor, in 2009 for professional services rendered for the fiscal years ended December 31, 2010 and 2009, respectively.

	For the Fiscal Year Ended December 31,
	2010	2009
Audit Fees(1)	$75,815	$48,603
Audit-Related Fees(2)	$7,752	$1,779
Tax Fees(3)	$8,437	$8,222
All Other Fees	—	—
Total	$92,004	$58,604

(1)	Represents amounts related to the audit of the Company’s consolidated annual financial statements and the review of the Company’s interim consolidated financial statements included in the Company’s Annual Report on Form 10-K for the indicated period.
(2)	Audit-related fees represent amounts reasonably related to the performance of the audit or review of the Company’s consolidated financial statements but are not reported under the Audit Fees category. This category may include fees related to the performance of audits and attestation services not required by statute or regulations, and accounting consultations about the application of generally accepted accounting principles to proposed transactions.
(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning.

The Board of Directors has reviewed the services provided by Baker Tilly during the fiscal year ended December 31, 2010 and the amounts billed for such services. After consideration, the Board of Directors has determined that the receipt of these fees by Baker Tilly is compatible with the provision of independent audit services. The Audit Committee has also discussed these services and fees with Baker Tilly and Company management to determine that they are appropriate under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as under guidelines of the American Institute of Certified Public Accountants.

The Company’s prior independent registered public accounting firm, Moquist Thorvilson Kaufmann Kennedy and Pieper, LLC, was dismissed in October 2010 by our Board of Directors. During the previous two fiscal years ended December 31, 2009, and December 31, 2008 and the subsequent period through October 14, 2010, there were no: (1) disagreements with Moquist Thorvilson Kaufmann Kennedy & Pieper LLC (formerly Carver Moquist & O’Connor, LLC) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

The audit reports of Moquist Thorvilson Kaufmann Kennedy & Pieper LLC on the financial statements of the Company as of and for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Moquist Thorvilson Kaufmann Kennedy & Pieper LLC was attached as Exhibit 16.1 to our Current Report on Form 8-K that was filed with the SEC on October 15, 2010.

Effective October 14, 2010, the Board of Directors of the Company approved, based on the recommendation of the Audit Committee, the engagement of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

During the two most recent fiscal years and subsequent interim period through the date of this Form 8-K, the Company did not consult with Baker Tilly Virchow Krause, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Pre-Approval Policy

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm. The Audit Committee has established a policy for pre-approving the services provided by our independent registered public accounting firm in accordance with the auditor-independence rules of the SEC. This policy requires the review and pre-approval by the Audit Committee (or the full Board of Directors) of all audit and permissible non-audit services provided by our independent registered public accounting firm and an annual review of the financial plan for audit fees.

To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent registered public accounting firm and the related estimated fees for such services, as well as the nature and extent of specific types of audit related, tax and other non-audit services to be provided by our independent registered public accounting firm. As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year. The Audit Committee will not delegate to management the pre-approval of services to be performed by our independent registered public accounting firm. All of the services provided by our independent registered public accounting firm in fiscal 2010 and 2009 were approved by the Audit Committee or the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSAL FOR ELECTION OF DIRECTORS

(Proposal Two)

The Board of Directors currently consists of four directors with one existing vacancy resulting from the resignation of Mr. Thomas Oliveri in January 2011. Accordingly, the board is composed of five seats. Section 2 of the Company’s bylaws permits the stockholders to determine the number of directors comprising the Board of Directors from time to time. On March 16, 2011, Mr. Chad Hoehne, the current Chief Executive Officer and a director of the Company, holding 1,306,100 shares of the Company’s common stock, nominated five candidates for election to the Board of Directors at the Annual Meeting. If all nominees of the stockholder are elected, then the Board of Directors will consist of five directors.

The Company’s directors are elected upon a plurality of votes cast. If elected or re-elected, each nominee has consented to serve as a director of the Company, to hold office until the next annual meeting of stockholders, or until his successor is elected and shall have qualified. If any director-nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies that would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by the Company’s Board of Directors.

Pursuant to Section 14a-8 of Regulation 14A promulgated under the Securities and Exchange Act of 1934, the Company must disclose, either in the Company’s Proxy Statement or promptly upon receiving an oral or written request for the name, address and number of voting shares of any stockholder making a proposal that is included in the Company’s Proxy Statement. In this regard, the Company will promptly provide, upon receiving an oral or written request from a stockholder, the name, address and number of voting shares of Mr. Hoehne.

Set forth below is information regarding the individuals nominated for election to the Board of Directors, which includes information furnished by them as to their principal occupations for the last five years, certain other directorships held by them, and their ages as of the date of this Proxy Statement. These nominees have been submitted by a stockholder of the Company, Mr. Chad Hoehne, who is also our Chief Executive Officer, President and interim Chief Financial Officer.

Name and Age of Director- Nominee	Principal Occupation, Business Experience for the Past Five Years and Directorships in Public Companies	Independent Director	Director Since
Chad Hoehne 49	Mr. Hoehne is the President and founder of the Company. He has a B.S. degree in Business Administration, Finance and computer minor from Minnesota State University. Mr. Hoehne founded Table Trac, Inc. in 1994 after working nine years for a successful Minneapolis electronics manufacturer and software company. Mr. Hoehne has served as the Chairman of the Board continuously from 1999 through 2010. Mr. Hoehne nominated himself for re-election to the board.	NO	1999
Robert Siqveland 66	Mr. Siqveland is employed by Table Trac, Inc. as Director of Marketing. Mr. Siqveland has also served as Corporate Secretary and on the Company’s Board of Directors since 1999. Prior to joining Table Trac, Mr. Siqveland was an investment advisor and venture capitalist for 25 years, providing “seed capital” and management to over 30 companies. Mr. Siqveland graduated from the University of Minnesota in 1967 with a Bachelor of Arts degree in history and participated in the ROTC program. Upon graduation, Mr. Siqveland was awarded his commission in the United States Army, achieved the rank of Captain, and commanded an Artillery Battery.
	Mr. Siqveland has served as director continuously from 1999 through 2010. Mr. Hoehne nominated Mr. Siqveland for re-election to the board.	NO	1999

Name and Age of Director- Nominee	Principal Occupation, Business Experience for the Past Five Years and Directorships in Public Companies	Independent Director	Director Since
Steven A. Browne 55	Mr. Steve Browne has been involved in the gaming industry since the late 1970s and has been involved with companies such as Del Webb’s Sahara Tahoe, the Eldorado, and Club Cal-Neva in northern Nevada. Mr. Browne has worked primarily in the area of table games management and operations. In 1988, Mr. Browne and two partners purchased Cactus Jacks Casino in Carson City, Nevada. He spent the next ten years as Treasurer and General Manager of that property. During that period, Steve was instrumental in developing a unique, customer-driven marketing and service program that took an underperforming casino down the road to seven years of double-digit growth. In 1997, Mr. Browne sold his interest in the casino. Since that time, Mr. Browne has developed a successful consulting practice specializing in the areas of customer service, player development, and casino operations. He works extensively with casino clients across North America and overseas. Mr. Browne is the author of two books, Gambling And Service: The Complete Book On Casinos, Customer Service, And Selling An Entertainment Experience That Enriches People’s Lives, and The Math of Player Development. Mr. Browne is also the author of several complete Service and Sales Training Programs for gaming employees and managers. Mr. Browne has been instrumental in leading the charge to developing customer service and customer-focused marketing as a competitive edge in today’s fiercely contested gaming markets.
	Mr. Browne has been a director at Table Trac since December 2010. Mr. Hoehne nominated Mr. Siqveland for re-election to the board.	YES	2010
Louis Fornetti 61	Louis Fornetti has many years of experience in finance and corporate governance. Mr. Fornetti has served on the Board of Directors of Saxon Mortgage Corporation (NYSE) (2005 – 2006), Americal Medical Security (NYSE) (2003 – 2004), Stockwalk Corporation (NASD) (2001), and American Express Financial Advisors (1988 – 1995). Mr. Fornetti has also served on the Board of Directors of Othnet, Inc. (a private software development corporation) and IPool Corporation (a private consumer advocacy corporation). From 2004 to present, Mr. Fornetti has been a business advisor and consultant. His prior work experience includes service as the Executive Vice President and Chief Financial Officer of RBC Dain Rauscher (1995 – 1997), Senior Vice President and Chief Financial Officer of American Express Financial Advisors (1992 – 1995), corporate controller of American Express Financial Advisors (1985 – 1992), Vice President and Corporate Controller of St. Paul Travelers (f/k/a The St. Paul Companies, Inc.) (1979 – 1985), and audit manager at KMPG (Peat Marwick) (1972 – 1979). Mr. Fornetti received his B.A. from Northern Michigan University and a CPA certificate from the State of Minnesota in 1974.
	Mr. Fornetti is a director-nominee. Mr. Hoehne nominated Mr. Fornetti for election to the board.	YES	N/A (nominee)

Name and Age of Director- Nominee	Principal Occupation, Business Experience for the Past Five Years and Directorships in Public Companies	Independent Director	Director Since
Gary Loebig 63	Gary Loebig has over 27 years of experience in Class II and Class III gaming. Mr. Loebig is the Principal and a Founder of GLL Consulting, a consulting services company specializing in sales, marketing and product development and regulatory matters for Class II, Class III, Lottery, Charitable, and Commercial Gaming market segments. Mr. Loebig currently works with Multimedia Games as a consultant, which consulting relationship has been in place since 2008. From 1998 – 2008, Mr. Loebig served in various positions with Multimedia Games, including Executive Vice President — Sales and Interim Chief Executive Officer, on a variety of issues including Class II business strategies and new business development. Mr. Loebig has also held executive management positions at Stuart Entertainment, Inc. (NASDAQ), where he served as that corporation’s Senior Vice President — Market and Product Development, and at Directory Service Company (a private printing, publishing and advertising corporation), where he served as Vice President — Sales and Marketing. Mr. Loebig has an BBA and MBA degree from the University of Iowa.
	Mr. Loebig is a director-nominee. Mr. Hoehne nominated Mr. Loebig for election to the board.	YES	N/A (nominee)

    THE BOARD OF DIRECTORS HAS NOT NOMINATED ANY DIRECTORS FOR ELECTION AT THE ANNUAL MEETING. THE ONLY NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS HAVE BEEN NOMINATED BY A STOCKHOLDER. THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION AS TO THE PERSONS NOMINATED BY THE PROPOSING STOCKHOLDER.

EXECUTIVE COMPENSATION

Executive Officers

Name and Title	Age	Principal Occupation, Business Experience for the Past Five Years and Directorships in Public Companies
Chad Hoehne President, Chief Executive Officer and interim Chief Financial Officer	49	See “Election of Directors” above.

Summary Compensation Table

The table below summarizes the total compensation paid or earned during the fiscal years ended December 31, 2010 and 2009 by (i) each individual serving as our principal executive officer during the fiscal year ended December 31, 2010, and (ii) the two other most highly compensated individuals who served as an executive officer of the Company as of December 31, 2010 and whose total compensation received from the Company during such fiscal year (other than non-qualified deferred compensation earnings, if any) exceeded $100,000 (the “named executives”). As indicated below, only Chad Hoehne (our Chief Executive Officer and Chief Financial Officer) qualifies as a named executive.

Name and Principal Position	Year	Salary	All Other Compensation		Total
Chad Hoehne Chief Executive Officer and interim Chief Financial Officer	2010	$332,215	$0		$332,215
	2009	$367,144	$8,000	(1)	$375,144

(1)	The $8000 of All Other Compensation relates to a 5,000-share stock award granted to Mr. Hoehne in April 2009. This stock grant was valued at $8,000 using the market price of the stock on the grant date, multiplied by the number of shares awarded.

We do not currently have any employment or change-in-control agreements with any named executives or any other current members of our executive management. In 2010 (and since 2002), Mr. Hoehne has fulfilled the duties of Chief Executive Officer and principal financial officer and corporate administrator, performing the corporate accounting and finance activities, in addition to programming and technology development responsibilities. For these services, Mr. Hoehne’s total executive compensation was $332,215 and $375,144 for 2010 and 2009, respectively.

As of the date of this Annual Report, Table Trac Inc. does not offer its executive employees any pension, annuity, profit sharing or similar benefit plans other than insurance and participation in our Stock Incentive Plan. Executive compensation is subject to change from time to time concurrent with our requirements and policies as established by the Board of Directors and its Compensation Committee.

Outstanding Equity Awards at Fiscal Year End

The Company had no outstanding equity awards as of December 31, 2010 for any named executives.

Director Compensation Table

The table below summarizes the total compensation paid or earned during the fiscal year ended December 31, 2010 by each individual who served, or is currently serving, as a director on the Company’s Board of Directors during the fiscal year ended December 31, 2010.

Name	Year	Compensation	Stock Awards(1)	Stock Option Awards	Total
Chad Hoehne	2010	$8,000	$17,500	$—	$25,500
Bob Siqveland	2010	11,000	17,500	—	28,500
Glenn Goulet(2)	2010	—	35,999	—	35,999
Michael Connolly(3)	2010	1,000	—	—	1,000
Steve Browne(4)	2010	1,000	—	—	1,000
Tom Oliveri(5)	2010	15,500	29,750	—	45,250
Scott Smith(6)	2010	5,000	17,500	—	22,500

(1)	Dollar amount represents the aggregate grant date fair value of stock granted to each director.
(2)	Mr. Goulet resigned from the Board of Directors in August 2010.
(3)	Mr. Connolly joined the Board of Directors on December 16, 2010.
(4)	Mr. Browne joined the Board of Directors on December 16, 2010.
(5)	Mr. Oliveri resigned from the Board of Directors on January 20, 2011.
(6)	Mr. Smith resigned from the Board of Directors on April 27, 2010.

Golden Parachute Compensation

The Company has no written or unwritten agreements or arrangements with any named executive for or relating to any present, deferred or contingent compensation that is based or otherwise relates to any future merger, consolidation, sale or other disposition of all or substantially all of the assets of the Company.

CORPORATE GOVERNANCE MATTERS

Board of Directors

The Company’s Board of Directors is currently comprised of five seats, with four sitting directors following the resignation of Mr. Thomas Oliveri in January 2011.

The Board of Directors held six meetings during 2010 and took action by written consent on two occasions. During 2010, each director attended at least 75% of the meetings of the Board of Directors. Although the Company has no formal policy regarding directors’ attendance at the Company’s annual stockholders meetings, the Company encourages such attendance by members of the Board of Directors. All member(s) of the Board of Directors attended the Company’s 2010 annual stockholders meeting.

The Board of Directors has no standing nominating committee or corporate governance committee. Instead, the entire Board of Directors discharges the duties normally undertaken by such committees. In this regard, Messrs. Hoehne and Siqveland are not considered “independent directors” as that term is defined in Rule 4200(a)(15) of the NASDAQ listing standards. The Board of Directors has determined that having multiple committees would not provide any substantial benefit to the Company or its stockholders given the current composition of the Board of Directors and the state of the Company’s operations. In lieu of paying for the expenses associated with additional committees and meetings, the Board of Directors has determined that at present it is more appropriate to use the Company’s resources for operational purposes. Nevertheless, the Board of Directors is open to the possibility of creating committees as new directors are added to the Board of Directors. Accordingly, the Board of Directors intends to revisit the issue of committees and committee composition from time to time after the Annual Meeting.

The Board of Directors does have a standing Compensation Committee and Audit Committee. The Compensation Committee is composed of Messrs. Browne and Connolly (with Mr. Browne serving as chairperson). The Audit Committee is composed of Messrs. Connolly and Brown (with Mr. Connolly serving as chairperson). The Board of Directors has determined that Messrs. Browne and Connolly are “independent,” as such term is defined in Section 5605(a)(2) of the Nasdaq Listing Rules, and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act. The preceding disclosure respecting director independence is required under applicable SEC rules. Nevertheless, as a corporation whose shares are listed for trading on the OTCQB, the Company is not required to have any independent directors at all on its Board of Directors, or any independent directors serving on any particular committees of the Board of Directors.

The Audit Committee operates under a written charter. A copy of the Audit Committee charter is attached to this Proxy Statement as Appendix A. The Compensation Committee also operates under a written charter, a copy of which is attached to this Proxy Statement as Appendix B.

The Board of Directors has a Chairman, which is currently Mr. Michael Connolly. If all of the nominees are elected to positions on the board, Mr. Connolly will no longer serve as a director of the Company. There is no present arrangement or understanding about who, if anyone, among the current nominees for director would serve as Chairman in the event all director-nominees are elected. The Chairman of the Board has few enumerated powers in the Company’s bylaws, and nor do the chairs of any board committee have any enumerated powers other than as are specified by a relevant committee charter. Mr. Chad Hoehne, our current Chief Executive Officer, President and interim Chief Financial Officer, is a director but does not serve as Chairman of the Board and is not expected to serve as Chairman of the Board in the event he is re-elected as a director.

Audit Committee Financial Expert

The Board of Directors has determined that at least one member of the Audit Committee, Mr. Michael Connolly, is an “audit committee financial expert” as that term is defined in Regulation S-K promulgated under the Exchange Act. Mr. Connolly’s relevant experience is detailed above. As noted above, Mr. Connolly qualifies as an “independent director,” as such term is defined in Section 5605(a)(2) of the Nasdaq Listing Rules, and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act. The Board of Directors has determined each member of the Audit Committee is able to read and understand fundamental financial statements and that at least one member of the Audit Committee has past experience in finance or accounting matters.

Mr. Connolly has not been nominated for re-election to the Board of Directors at the Annual Meeting. If the current director-nominees are elected, the Company expects that Mr. Fornetti would serve as the Company’s “audit committee financial expert” given his educational background as a C.P.A., and his prior experience in financial positions (Chief Financial Officer at American Express Financial Advisors from 1992 – 1995, and corporate controller at American Express Financial Advisors from 1985 – 1992 and, prior to that, at St. Paul Travelers from 1979 – 1985) combined with his prior experience at various governance levels. If elected at the Annual Meeting, Mr. Fornetti would qualify as an “independent director,” as such term is defined in Section 5605(a)(2) of the Nasdaq Listing Rules, and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to accounting, reporting practices and the quality and integrity of the financial reports and other publicly disseminated financial information of the Company. In this context, the Audit Committee met with management and Baker Tilly Virchow Krause, LLP, the Company’s independent registered public accounting firm (“independent auditors”) to the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

The Audit Committee held meetings with the Company’s independent auditors, both in the presence of management and privately, to discuss the overall scope and plans for their respective audits, the results of their examinations, the evaluations of the Company’s internal controls, the overall quality of the Company’s financial reports, the reasonableness of significant judgments and the clarity of disclosures in the financial statements prior to the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

Prior to the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC and other applicable regulations.

With respect to independence, the Audit Committee has received the written disclosures from the independent auditors required under Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence) and discussed with the independent auditors their independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, (i) the selection of the independent auditors for the 2011 fiscal year and (ii) the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

STEVEN BROWNE
MICHAEL CONNOLLY

Compensation Committee and Processes and Procedures for the Consideration and Determination of Executive and Director Compensation

Pursuant to the authority granted under its written charter, the Compensation Committee is responsible for developing programs governing the compensation of executive officers and other members of senior management that support achieving corporate objectives, reviewing and approving the compensation of employees including named executives and other executive officers, administering the Company’s equity compensation plans, and reviewing and recommending to the full Board of Directors the Company’s director-compensation practices.

In administering the Company’s incentive compensation programs, the Compensation Committee is charged with establishing Company objectives for executive officers from time to time and reviewing executive officer performance against such objectives. In doing so, the committee may establish incentive compensation programs for executive officers, senior management and other employees that measure performance based on achievement of pre-determined individual or corporate objectives.

In making compensation recommendations and determinations, the Compensation Committee typically takes into account the compensation levels of executives in similar capacities and industries and establishes levels of salary, bonus and incentive compensation based in large part on that review. Individual discretionary bonus determinations may take into account an executive officer’s position and level of responsibility, along with the executive’s performance during the previous fiscal year. Awards of equity incentive compensation, which to date have been comprised of stock options and grants of stock, have taken into account the executive officer’s and the Company’s performance during the previous fiscal year and his or her potential to influence the Company’s operations in the future. In 2010, the committee did not base its considerations on any single performance factor, but rather has considered a mix of various factors and evaluated the Company’s and the individual’s performance against those factors. The committee did not award any discretionary bonus or equity (or other) incentive compensation during 2010. In 2010, the committee awarded Company directors with a mix of payments per meeting until final board approval was obtained for an annual stock award.

Nomination of Directors

As indicated above, the Company does not have a standing nominating committee (or other committee performing similar functions). Currently, the full Board of Directors participates in the consideration of all director-nominees of the Company. The full Board of Directors does not employ any charter or other form of official written policy or guidelines for the purposes of considering director-nominees. Nevertheless, when considering director-nominees, the Board of Directors recruits and considers candidates without regard to race, color, religion, sex, ancestry, national origin or disability. Generally, the Board of Directors will consider each candidate’s business and industry experience, his or her ability to act on behalf of stockholders, overall Board diversity, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating director-nominees. Typically, the candidate will meet with at least a majority of the directors serving on the Board of Directors. The Board of Directors will also consider a candidate’s personal attributes, including without limitation personal integrity, loyalty to the Company and concern for its success and welfare, willingness to apply sound and independent business judgment, awareness of a director’s vital role in the Company’s good corporate citizenship and image, time available for meetings and consultation on Company matters, and willingness to assume broad, fiduciary responsibility. With respect to the 2011 Annual Meeting, the Board of Directors did not consider or vote upon any nominees for election to the board.

Our stockholders may either directly nominate or recommend to the Board of Directors candidates to be considered for election at the Company’s annual stockholders meeting. In order to make such a nomination or recommendation, a stockholder generally must submit the nomination or recommendation in writing to the Board of Directors, in care of the Company’s Secretary, at the Company’s headquarters address, at least 120 days prior to the mailing date of the previous year’s annual meeting proxy statement. For recommendations applicable to the 2012 annual shareholder meeting, such written recommendations must be received by January 26, 2012. To enable the Board of Directors to evaluate the candidate’s qualifications in the context of a recommendation by a stockholder, any such stockholder recommendation must include the following information:

•	the name and address of the nominating stockholder and the director candidate
•	a representation that the nominating stockholder is a holder of record of the Company’s capital stock entitled to vote at the current year’s annual meeting
•	a description of any arrangements or understandings between the nominating stockholder and the director candidate(s) being recommended, pursuant to which the nomination(s) are to be made by the shareholder
•	a resume detailing the educational, professional and other information necessary to determine if the nominee is qualified to serve as a Company director, and
•	such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Board of Directors.

The consent of each nominee to serve as a director of the Company, if elected, is also required. The Company’s bylaws contain a summary of the requirements relating to any stockholder proposal, including any stockholder proposal relating to the nomination of directors to the board.

Code of Business Conduct and Ethics

The Company has adopted a Code of Ethics that governs the conduct of our officers, directors and employees in order to promote honesty, integrity, loyalty and the accuracy of our financial statements. You may obtain a copy of the Code of Ethics without charge by writing us and requesting a copy, attention: Chad Hoehne, 6101 Baker Road, Suite 206, Minnetonka, Minnesota 55345. You may also request a copy by calling us at (952) 548-8877.

Stockholder Communications with Directors

Our Board of Directors has established a means for stockholders and others to communicate with the board. If a stockholder has a concern regarding our financial statements, accounting practices or internal controls, governance practices, business ethics or corporate conduct, the concern should be submitted in writing to Mr. Chad Hoehne, in care of our Secretary at the address listed above. If a stockholder is unsure as to which category the concern relates, the stockholder may communicate it to the independent director in care of our Secretary at the address listed above. All stockholder communications will be forwarded to the applicable director(s).

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of May 19, 2011, by (i) each person known by us to be the beneficial owner of more than five percent of our outstanding common stock, (ii) each director and nominee for election as a director of the Company, (iii) each executive officer of the Company included in the Summary Compensation Table, and (iv) all current executive officers and directors as a group.

Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 6101 Baker Road, Suite 206, Minnetonka, Minnesota 55345.

Name and Address	Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Beneficially Owned(1)
Chad Hoehne(2)	1,306,100	28.48%
Robert R. Siqveland(3)	212,325	4.69%
Glenn Goulet(4)	75,571	1.63%
Michael Connolly(5)	—	*
Steve A. Browne(6)	—	*
Executive officers and directors as a group(7)	1,596,996	34.8%
Doucet Capital, LLC(8) 2204 Lakeshore Drive, Suite 425 Birmingham, AL 35209	417,335	9.1%

*	Less than one percent (1%).
(1)	Beneficial ownership is determined in accordance with the rules of the SEC, and includes general voting power and/or investment power with respect to securities. Shares of common stock issuable upon exercise of options or warrants that are currently exercisable or exercisable within 60 days of the record rate, and shares of common stock issuable upon conversion of other securities currently convertible or convertible within 60 days, are deemed outstanding for computing the beneficial ownership percentage of the person holding such securities but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Under applicable SEC rules, each person’s beneficial ownership is calculated by dividing the total number of shares with respect to which they possess beneficial ownership by the total number of outstanding shares of the Company. In any case where an individual has beneficial ownership over securities that are not outstanding, but are issuable upon the exercise of options or warrants or similar rights within the next 60 days, that same number of shares is added to the denominator in the calculation described above. Because the calculation of each person’s beneficial ownership set forth in the “Percentage of Common Shares” column of the table may include shares that are not presently outstanding, the sum total of the percentages set forth in such column may exceed 100%.
(2)	Mr. Hoehne is the Company’s Chief Executive Officer and a director of the Company.
(3)	Mr. Siqveland is a director of the Company and also serves as corporate Secretary.
(4)	Mr. Goulet served as an independent director until he was hired as Executive Vice President — Sales in August 2010, at which point he resigned his position on the board.
(5)	Mr. Connolly is currently a director of the Company.
(6)	Mr. Browne is a director of the Company.
(7)	Consists of five persons: Messrs. Hoehne, Siqveland, Goulet, Connolly and Browne.
(8)	Share figures reflected in the table are based on a February 15, 2011 Schedule 13/G filing with the SEC, which is the Company’s most recent and best available information relating to Doucet Capital’s ownership of Company common stock. Based on the above-reference Schedule 13/G filing, voting and dispositive power with respect to these shares is exercised by Doucet Asset Management LLC.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

None.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons considered to be beneficial owners of more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and Nasdaq. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company by its officers and directors, or the Company’s actual knowledge of transactions involving such officers and directors, the Company believes that all such filings were filed on a timely basis for fiscal year 2010, with the exception that the 67,571 shares issued as stock compensation award to the entire board on April 23, 2010 (10,000 shares to each of Messrs. Hoehne, Siqveland and Smith, 17,000 shares to Mr. Oliveri, and 20,571 shares to Mr. Goulet) was not reported by any of the recipient directors, and a total of 181,500 shares issued upon the exercise of stock options exercised by Messrs. Hoehne (157,500 shares) and Siqveland (24,000 shares) on or about October 27, 2010 was not reported by either officer. The Company is presently facilitating corrective action (the filing of appropriate forms) although it believes than none of these transactions will constitute transaction subject to matching under Section 16(b) of the Securities Exchange Act of 1934.

STOCKHOLDER PROPOSALS AND
DISCRETIONARY PROXY VOTING AUTHORITY

Any stockholder desiring to submit a proposal for action by the stockholders at the next annual stockholders’ meeting, which will be the 2012 annual meeting, must submit that proposal in writing to the Secretary of the Company at the Company’s corporate headquarters no later than January 26, 2012 to have the proposal included in the Company’s proxy statement for that meeting. Due to the complexity of the respective rights of the stockholders and the Company in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. The Company suggests that any such proposal be submitted by certified mail, return-receipt requested.

Rule 14a-4 promulgated under the Securities Exchange Act of 1934 governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter.

With respect to the Company’s 2012 annual meeting, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company’s proxy statement, by April 11, 2012, the management proxies will be allowed to use their discretionary authority as outlined above.

SOLICITATION

The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they may be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail. Nevertheless, officers and employees of the Company may solicit proxies personally, by telephone, by special letter, or via the Internet.

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. If, however, other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors:

ROBERT R. SIQVELAND
Secretary

Appendix A

TABLE TRAC, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

I.  PURPOSE

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Table Trac, Inc. (the “Company”) in fulfilling its general oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls that management and the Board have established; determining the independence, qualifications and performance of the Company’s external auditor and the performance of the internal auditors; overseeing the Company’s compliance with legal and regulatory requirements; and the Company’s auditing, accounting and financial reporting processes generally. The Audit Committee also prepares the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Management is responsible for the preparation, presentation and integrity of the Corporation’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors are responsible for performing an independent audit of the financial statements of the Company in accordance with generally accepted auditing standards.

The Committee serves a Board-level oversight role in which it provides advice, counsel and direction to management and the independent auditors on the basis of the information it receives, discussions with the independent auditors, and the experience of the Committee’s members in business, financial and accounting matters.

The Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section IV of this Charter. The Committee has the authority to conduct any investigation, or direct others to conduct any investigation, appropriate to fulfilling its responsibilities. The Committee has direct access to the independent auditors as well as to officers, employees and the internal audit function of the Company as well as all documents, records or other items necessary to perform its responsibilities.

II.  COMPOSITION

The Committee shall be comprised of two or more directors, each of whom shall be independent, non-officer directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Committee members shall otherwise meet the applicable audit committee membership requirements of the Securities Exchange Act of 1934 and the Securities and Exchange Commission.

At least one member of the Committee shall qualify as a “financial expert” in accordance with the requirements of the Securities Exchange Act of 1934 and the Securities and Exchange Commission.

The members of the Committee shall be elected by the Board and serve until their successors shall be duly elected and qualified or until their earlier death or resignation from the Committee. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

The Committee shall meet quarterly and more frequently as circumstances dictate. As part of its job to foster open communication, and as the Committee deems appropriate, the Committee may meet privately in separate sessions with executive management, the principal accounting officer, internal audit, and/or the independent auditors and as a committee to discuss any matters that the Committee or each of these individuals or groups believes should be discussed.

A-1

IV.  RESPONSIBILITIES AND DUTIES

The Audit Committee’s primary responsibilities are to:

•	review and reassess the adequacy of this Charter at least annually, and more frequently as conditions dictate, and propose any amendments to the Charter as the Committee deems necessary or appropriate;
•	provide risk oversight, in conjunction and consultation with the Governance and Nominating Committee;
•	appoint, approve the compensation of and assess the independence of the Company’s independent registered public accounting firm;
•	oversee the work of the Company’s independent registered public accounting firm, including reviewing certain reports required to be made by the independent registered public accounting firm;
•	oversee the work of the Company’s internal auditors, including approval of the internal audit annual plan submitted by the internal auditor;
•	review and discuss with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitor our internal control over financial reporting, disclosure controls and procedures, code of business conduct and ethics, insider trading policy; and
•	meet independently with our internal audit staff, the independent registered public accounting firm and management.

Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which is the responsibility of management and the independent auditors. It is also the responsibility of management to assure compliance with laws and regulations and the Company’s corporate policies with oversight by the Committee in the areas covered by this Charter.

A-2

Appendix B

TABLE TRAC, INC.
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

I.  PURPOSE

The purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors relating to the compensation of the Company’s Executive Officers and the Board of Directors as well as to review selected employee and management compensation programs and the company’s compensation philosophy and practices for effectiveness and regulatory compliance.

II.  MEMBERSHIP

The Committee shall be comprised of at least two directors, each of whom shall be independent, non-officer directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In addition each member shall be a “nonemployee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and qualify as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. The Board will appoint one member to serve as Chair each year and shall have the right to make changes to membership composition at any time with or without cause.

III.  RESPONSIBILITIES

The Compensation Committee is responsible to:

•	review and reassess the adequacy of this Charter at least annually, and more frequently as conditions dictate, and propose any amendments to the Charter as the Committee deems necessary or appropriate.
•	review the Company’s compensation philosophy and trends in its industry to ensure competitiveness, attract and retain talented management and Directors, and align motivation and interests of key leadership with long-term interests of the shareholders.
•	administer, on behalf of the Board of Directors, the Company’s equity-based compensation and management incentive programs, and other compensation initiatives identified by the Board. The Committee may delegate to a subcommittee of Company officers the authority to make grants of stock options and stock awards to eligible individuals who are not executive officers.
•	establish and approve annual salaries, bonus plans and payments, equity grants and other compensation for the Company’s Chief Executive Officer, members of management and all other employees.
•	establish and approve all compensation for outside members of the Board of Directors including, but not limited to annual retainers, committee chair, member and meeting fees, and equity grants.
•	establish and review the annual Goals and Objectives of the Company’s Chief Executive Officer.
•	review and approve all special compensation programs for the Company’s officers including packages for new officers, change-in-control and retirement agreements, severance and termination packages and other supplemental benefits.
•	review any compensation-related proposals properly brought forth to the Company by its shareholders and recommend action to the Board of Directors.
•	prepare the compensation report or any compensation related information as required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement or other required filings.
•	evaluate, on an annual basis, this charter, the committee’s independence and its overall effectiveness and report its findings to the Board of Directors.

B-1

IV.  OPERATIONS

The Compensation Committee shall:

•	meet as often as required, but no less than four (4) times annually. At meetings the Committee may require the presence of management, counsel, outside consultants or other entities as it deems necessary to carry out its responsibilities.
•	have the resources available and the authority to engage any outside consultant to assist in discharging its duties and shall have access to all relevant records of the Company.
•	prepare timely and accurate minutes of its meetings, circulate those minutes to its members for approval, and present those minutes to the Board of Directors.
•	report to the Board of Directors at each of their Board Meetings and review the committee’s deliberations and actions taken since the last Board Meeting.

The Compensation Committee Chair shall prepare an agenda for each meeting and provide materials for review at the meetings.

A simple majority of members in attendance in person or by teleconference will constitute a quorum for each meeting.

B-2

PROXY CARD

Table Trac, Inc.
Proxy for Annual Meeting of Stockholders

The undersigned, a stockholder of Table Trac, Inc., hereby appoints Mr. Chad Hoehne and Robert R. Siqveland, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the annual stockholders’ meeting of Table Trac, Inc. to be held at the offices of Maslon Edelman Borman & Brand, LLP, 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402, on Wednesday, June 15, 2011 at 9:30 a.m. local time, and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon:

1.	Proposal to ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2011.

☐ FOR	☐ AGAINST	☐ ABSTAIN
2.	Proposal to elect five directors to the Board of Directors (all nominees were nominated by a stockholder).

☐ FOR ALL	☐ WITHHOLD ALL	☐ FOR ALL EXCEPT

(01) Chad Hoehne	INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of that/those nominee(s) on the space provided below:
(02) Robert Siqveland
(03) Steven A. Browne
(04) Louis Fornetti
(05) Gary Loebig

3.	Upon such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors recommends a vote “FOR” proposal 1. The Board of Directors does not make any recommendation as to proposal 2. All nominees for election to the Board of Director were nominated by a stockholder of the Company.

(Continued, and TO BE COMPLETED AND SIGNED, on the reverse side)

(Continued from other side)

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR ratification of the appointment of Baker Tilly Virchow Krause, LLP as independent registered public accounting firm for fiscal 2011.

Dated , 2011
x
x

(Stockholder must sign exactly as the name appears at left above. When signed as a corporate officer, executor, administrator, trustee, guardian, etc., please give full title as such. If shares are held by two or more persons as joint tenants, all must sign.)